                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                                       Form 8-K

                                    Current Report
        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported):    JULY 2, 1998
                                                       -------------------


                  CUMULUS MEDIA INC.
--------------------------------------------------------------------------------
                (Exact Name of Registrant as specified in its charter)



         ILLINOIS                     000-24525                36-4159663
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission File           (IRS Employer
     of incorporation)                  Number)            Identification Number


                111 E. KILBOURN AVE., SUITE 2700, MILWAUKEE, WI 53202
--------------------------------------------------------------------------------
                 (Address of Principal Executive Offices) (Zip Code)



         Registrant's telephone number, including area code:  (414) 615-2800
                                                          ----------------------

                                         NONE
--------------------------------------------------------------------------------
            (Former name or former address, if changed since last report)

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

     On July 2, 1998, pursuant to the terms of a Stock Purchase Agreement dated January 9, 1998, Cumulus Media Inc. ("Cumulus" or the "Company") acquired the stock of Republic Corporation, which owned all of the stock of Colonial Broadcasting, Inc. ( now known as CBA Broadcasting, Inc., the "CBA acquisition" or "CBA"), from Robert Lowder for approximately $40 million in cash. The Company financed the acquisition with available cash from its recently completed Offerings (as defined below).

 In Chattanooga, TN, CBA owns and operates WUSY(FM), a 100 kW Country station. Together with a previously announced agreement to acquire WLMX-AM/FM and WZST(FM) from the Wicks Broadcasting Group, which is pending FCC approval, Cumulus will own 3 FM stations and 1 AM station in the Chattanooga market. Chattanooga is the 102nd largest out of 267 Arbitron rated radio markets in the country. The CBA acquisition also provided Cumulus with 2 FM and 2 AM stations
-- WMXS(FM), WLWI(FM), WMSP(AM), and WNZZ(AM) in Montgomery, AL.   The FM
stations both broadcast at 100 kW of power. Montgomery, the 143rd largest out of 267 Arbitron rated radio markets, is the state capital of Alabama.

Cumulus Media Inc. is a radio broadcasting company focused on the acquisition, operation and development of radio stations in mid-sized and smaller radio markets in the U.S. The Company currently owns or operates 111 radio stations
in 22 U.S. radio markets.   Including all stations owned and pending, Cumulus
controls 176 stations in 34 markets making it the nation's 4th largest radio broadcaster in terms of stations. Cumulus recently completed an initial public offering of its Class A Common Stock, 13 3/4 % Series A Cumulative Exchangeable Redeemable Preferred Stock due 2009, and 10 3/8% senior Subordinated Notes due 2008 (collectively, the "Offerings") for total gross proceeds of $391 million.

The financial statements required by this Current Report on Form 8-K concerning the acquisition of Colonial Broadcasting Inc. were previously reported in the Company's Registration Statement on Form S-1 (333-48849) as amended and declared effective by the Securities and Exchange Commission on June 26, 1998 (the "Registration Statement"). These financial statements are incorporated by reference herein.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (A)  Financial Statements of Businesses Acquired

          The audited financial statements of Republic Corporation (radio broadcast operations only) as of December 31, 1997 and 1996 and for each of the three years in the period ended December 31, 1997, and the unaudited financial statements of Republic Corporation (radio broadcast operations only) as of March 31, 1998 and 1997 and for the three month periods then ended are incorporated by reference to the Company's Registration Statement on Form S-1 (333-48849).

          (B)  Cumulus Media Inc. Pro Forma Financial Information

               In accordance with Item 7 (b) of Form 8-K, pro forma financial information related to the acquisition will be filed by amendment to this Form 8-K as soon as practical, but no later than September 15, 1998.

          -C-  Exhibits.

          1. Stock Purchase Agreement between Cumulus Media Inc. (f/k/a/ Cumulus Holdings, Inc.) and Robert Lowder dated as of January 9, 1998, as amended on January 23, 1998 and May 5, 1998 (incorporated by reference to the Registration Statement).

          2.   Press release dated July 6, 1998.

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             CUMULUS MEDIA INC.



                                             By:  /s/ Richard W. Weening
                                                  ---------------------------
                                                  Richard W. Weening
                                                  Executive Chairman

Date: July 17, 1998

                                    EXHIBIT INDEX



     Exhibits.

           7.1 Stock Purchase Agreement between Cumulus Media Inc. (f/k/a/ Cumulus Holdings, Inc.) and Robert Lowder dated as of January 9, 1998, as amended on January 23, 1998 and May 5, 1998 (incorporated by reference as an exhibit to the Registration Statement filed on Form S-1 (333-48849).

           7.2 Press release dated July 6, 1998.

           7.3 The audited financial statements of Republic Corporation (radio broadcast operations only) as of December 31, 1997 and 1996 and for each of the three years in the period ended December 31, 1997, and the unaudited financial statements of Republic Corporation (radio broadcast operations only) as of March 31, 1998 and 1997 and for the three month periods then ended are incorporated by reference to the Company's Registration Statement on Form S-1 (333-48849).